SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): October 21, 1998



                           FREQUENCY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   1-8061                    11-1986657
(State or other jurisdiction      (Commission               (I.R.S. Employer
      of incorporation)           File Number)              Identification No.)


55 Charles Lindbergh Blvd., Mitchel Field, NY                    11553
  (Address of principal executive offices)                     (Zip Code)

                                 (516) 794-4500
              (Registrant's telephone number, including area code)


                                      None
      (Former name, address and fiscal year, if changed since last report)




                           Page 1 of 3 Pages

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ITEM 5.  OTHER EVENTS



         By letter dated October 21, 1998, the U.S. Department of the Air Force concluded the proceedings with respect to the proposed debarment of Frequency Electronics, Inc. (referred to as "FEI") and determined that the debarment of FEI shall be terminated on December 12, 1998 without condition.

         For a further discussion of the consequences of debarment, reference is made to the Form 10K for the fiscal year ended April 1998 filed by FEI under
Section 13 of the Securities Exchange Act of 1934 which is on file at the Securities and Exchange Commission.









































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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FREQUENCY ELECTRONICS, INC.



                                        By: /s/ Joseph P. Franklin
                                        --------------------------
                                               Joseph P. Franklin,
                                         Chairman of the Board of Directors

Dated: October 22, 1998






































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